UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2014

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of NTELOS Holdings Corp., dated July 28, 2014, reporting its financial results for the second quarter and year-to-date 2014. A copy of the slide presentation that will be discussed on the conference call for investors and analysts on July 28, 2014, is attached as Exhibit 99.2.

Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On July 28, 2014, the Company announced that James A. Hyde has resigned his position as Chief Executive Officer and President of the Company, effective immediately, and that Rodney D. Dir was appointed to the position of President and Chief Operating Officer of the Company. A copy of the press release relative to said resignation and appointment is attached as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press release, dated July 28, 2014, issued by NTELOS Holdings Corp. reporting its financial results for the second quarter and year-to-date 2014

99.2	Slide presentation to be discussed on the conference call for investors and analysts on July 28, 2014

99.3	Press release, dated July 28, 2014, issued by NTELOS Holdings Corp. announcing (i) resignation of Chief Executive Officer and President and (ii) appointment of President and Chief Operating Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 28, 2014

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated July 28, 2014, issued by NTELOS Holdings Corp. reporting its financial results for the second quarter and year-to-date 2014

99.2	Slide presentation to be discussed on the conference call for investors and analysts on July 28, 2014

99.3	Press release, dated July 28, 2014, issued by NTELOS Holdings Corp. announcing (i) resignation of Chief Executive Officer and President and (ii) appointment of President and Chief Operating Officer